Exhibit 99.1
Emerson Reports Third Quarter 2024 Results; Updates 2024 Outlook
ST. LOUIS (August 7, 2024) - Emerson (NYSE: EMR) today reported results1 for its third quarter ended June 30, 2024 and updated its full year outlook for fiscal 2024. Emerson also declared a quarterly cash dividend of $0.525 per share of common stock payable September 10, 2024 to stockholders of record on August 16, 2024.

(dollars in millions, except per share)	2023 Q3	2024 Q3	Change
Underlying Orders[2]			3%
Net Sales	$3,946	$4,380	11%
Underlying Sales[3]			3%
Pretax Earnings	$822	$455
Margin	20.8%	10.4%	(1040) bps
Adjusted Segment EBITA[4]	$1,060	$1,189
Margin	26.9%	27.1%	20 bps
GAAP Earnings Per Share	$1.12	$0.60	(46)%
Adjusted Earnings Per Share[5]	$1.29	$1.43	11%
Operating Cash Flow	$842	$1,067	27%
Free Cash Flow	$769	$975	27%
Management Commentary
“Emerson delivered another strong quarter, with solid underlying orders growth and with profitability and cash flow both exceeding expectations,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “Demand in process and hybrid markets, led by a constructive capex cycle, continues to meet expectations. Our operating leverage performance demonstrates the benefits of our highly differentiated technology and world-class Emerson Management System, giving us the confidence to execute on our plan for 2024."

Karsanbhai continued, “In the quarter, we also took another important step to simplify our portfolio and enhance our focus as a global leader in automation with the definitive agreement to completely exit the Copeland business. Emerson is creating value for our shareholders as we execute with our higher growth and higher margin automation portfolio.”
2024 Outlook
The following tables summarize the fiscal year 2024 guidance framework for continuing operations6. The 2024 outlook assumes approximately $300 million returned to shareholders through share repurchases and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

2024
Net Sales Growth	~15%
Underlying Sales Growth	~6%
Earnings Per Share	$2.82 - $2.87
Amortization of Intangibles	~$1.42
Restructuring and Related Costs	~$0.34
Loss on Copeland Note Receivable	$0.38
Amortization of Acquisition-related Inventory Step-up	$0.38
Acquisition / Divestiture Fees and Related Costs	~$0.24
Divestiture Loss / (Gain), net	($0.03)
Discrete Tax Benefits	($0.10)
Adjusted Earnings Per Share	$5.45 - $5.50
Operating Cash Flow	~$3.2B
Free Cash Flow	~$2.8B
1 Results are presented on a continuing operations basis.
2 Underlying orders does not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.

5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, the amortization of acquisition-related inventory step-up, acquisition/divestiture gains, losses, fees and related costs, discrete tax benefits, an AspenTech Micromine purchase price hedge and write-offs associated with Emerson's Russia exit.
6 With the June 6, 2024 definitive agreement to completely exit its remaining interests in the Copeland joint venture, Emerson will report financial results for the Copeland equity ownership as discontinued operations for all periods presented, beginning in Q3 2024. The earnings from discontinued operations for 2024 are expected to be $0.55 to $0.60 per share, including the after-tax gain on the equity stake in Copeland. The Copeland Note Receivable interest income through June 6, 2024 remains in continuing operations. The pretax loss on the sale of the note receivable, $279M ($217M after-tax), is also reported in continuing operations but excluded from adjusted earnings per share, ($0.38).

Copeland Transaction Update
As of August 2, 2024, Emerson has completed the previously announced sale of the Copeland Note Receivable to Copeland with pretax cash proceeds of $1.9 billion. The sale of the 40% equity stake to private equity funds managed by Blackstone, with pretax cash proceeds of $1.5 billion, is expected to close by the end of August. Emerson intends to use the approximately $2.9 billion after-tax cash proceeds from both transactions to pay down its existing debt obligations. Both transactions are expected to result in a net pretax gain of approximately $0.2 billion.
Conference Call
Today, beginning at 8:00 a.m. Central Time / 9:00 a.m. Eastern Time, Emerson management will discuss the third quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended June 30,		Nine Months Ended June 30,

	2023	2024	2023	2024

Net sales	$3,946	$4,380	$11,075	$12,873
Cost of sales	1,952	2,066	5,660	6,359
SG&A expenses	1,042	1,254	3,072	3,827
Gain on subordinated interest	—	—	—	(79)
Loss on Copeland note receivable	—	279	—	279
Other deductions, net	130	294	359	1,075
Interest expense, net	10	56	111	157
Interest income from related party[1]	(10)	(24)	(10)	(86)
Earnings from continuing operations before income taxes	822	455	1,883	1,341
Income taxes	168	88	400	266
Earnings from continuing operations	654	367	1,483	1,075
Discontinued operations, net of tax	8,712	(15)	10,979	(88)
Net earnings	9,366	352	12,462	987
Less: Noncontrolling interests in subsidiaries	14	23	(13)	15
Net earnings common stockholders	$9,352	$329	$12,475	$972

Earnings common stockholders
Earnings from continuing operations	$643	$344	$1,502	$1,060
Discontinued operations	8,709	(15)	10,973	(88)
Net earnings common stockholders	$9,352	$329	$12,475	$972

Diluted avg. shares outstanding	574.0	574.8	578.1	574.1

Diluted earnings per share common stockholders
Earnings from continuing operations	$1.12	$0.60	$2.60	$1.84
Discontinued operations	15.16	(0.03)	18.96	(0.15)
Diluted earnings per common share	$16.28	$0.57	$21.56	$1.69

	Quarter Ended June 30,		Nine Months Ended June 30,

	2023	2024	2023	2024
Other deductions, net
Amortization of intangibles	$120	$264	$357	$811
Restructuring costs	12	57	41	170
Other	(2)	(27)	(39)	94
Total	$130	$294	$359	$1,075
[1] Represents interest on the Copeland note receivable through June 6, 2024.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2023	June 30, 2024
Assets
Cash and equivalents	$8,051	$2,298
Receivables, net	2,518	2,761
Inventories	2,006	2,303
Other current assets	1,244	1,458
Total current assets	13,819	8,820
Property, plant & equipment, net	2,363	2,688
Goodwill	14,480	17,936
Other intangible assets	6,263	10,627
Copeland note receivable and equity investment held-for-sale	3,255	2,908
Other	2,566	2,606
Total assets	$42,746	$45,585

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$547	$2,991
Accounts payable	1,275	1,251
Accrued expenses	3,210	3,350
Total current liabilities	5,032	7,592
Long-term debt	7,610	7,111
Other liabilities	3,506	4,194
Equity
Common stockholders' equity	20,689	20,799
Noncontrolling interests in subsidiaries	5,909	5,889
Total equity	26,598	26,688
Total liabilities and equity	$42,746	$45,585

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Nine Months Ended June 30,
	2023	2024
Operating activities
Net earnings	$12,462	$987
Earnings from discontinued operations, net of tax	(10,979)	88
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	780	1,263
Stock compensation	198	203
Amortization of acquisition-related inventory step-up	—	231
Gain on subordinated interest	—	(79)
Loss on Copeland note receivable	—	279
Changes in operating working capital	(359)	(176)
Other, net	(383)	(552)
Cash from continuing operations	1,719	2,244
Cash from discontinued operations	(439)	4
Cash provided by operating activities	1,280	2,248

Investing activities
Capital expenditures	(194)	(251)
Purchases of businesses, net of cash and equivalents acquired	—	(8,342)
Proceeds from subordinated interest	15	79
Proceeds from related party note receivable	918	—
Other, net	(124)	(86)
Cash from continuing operations	615	(8,600)
Cash from discontinued operations	12,485	36
Cash provided by (used in) investing activities	13,100	(8,564)

Financing activities
Net increase (decrease) in short-term borrowings	(1,476)	2,229
Proceeds from short-term borrowings greater than three months	395	322
Payments of short-term borrowings greater than three months	(400)	(100)
Payments of long-term debt	(744)	(547)
Dividends paid	(900)	(901)
Purchases of common stock	(2,000)	(175)
AspenTech purchases of common stock	(100)	(188)
Payment of related party note payable	(918)	—
Other, net	(159)	(57)
Cash provided by (used in) financing activities	(6,302)	583

Effect of exchange rate changes on cash and equivalents	75	(20)
Increase (decrease) in cash and equivalents	8,153	(5,753)
Beginning cash and equivalents	1,804	8,051
Ending cash and equivalents	$9,957	$2,298

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended June 30,
	2023	2024	Reported	Underlying
Sales
Final Control	$1,035	$1,046	1%	2%
Measurement & Analytical	913	982	8%	9%
Discrete Automation	668	618	(8)%	(6)%
Safety & Productivity	363	351	(3)%	(3)%
Intelligent Devices	$2,979	$2,997	1%	2%

Control Systems & Software	663	700	6%	7%
Test & Measurement	—	355
AspenTech	320	343	7%	7%
Software and Control	$983	$1,398	42%	7%

Eliminations	(16)	(15)
Total	$3,946	$4,380	11%	3%

Sales Growth by Geography
Quarter Ended June 30,
Americas	3%
Europe	4%
Asia, Middle East & Africa	2%

Table 4 cont.

	Nine Months Ended June 30,
	2023	2024	Reported	Underlying

Sales
Final Control	$2,889	$3,037	5%	6%
Measurement & Analytical	2,550	2,942	15%	17%
Discrete Automation	1,969	1,863	(5)%	(5)%
Safety & Productivity	1,034	1,038	—%	—%
Intelligent Devices	$8,442	$8,880	5%	6%

Control Systems & Software	1,892	2,062	9%	10%
Test & Measurement	—	1,104
AspenTech	793	878	11%	11%
Software and Control	$2,685	$4,044	51%	10%

Eliminations	(52)	(51)
Total	$11,075	$12,873	16%	7%

Sales Growth by Geography
Nine Months Ended June 30,
Americas	5%
Europe	9%
Asia, Middle East & Africa	9%

Table 4 cont.

	Quarter Ended June 30,		Quarter Ended June 30,
	2023		2024
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$245	$266	$253	$279
Margins	23.7%	25.7%	24.2%	26.8%
Measurement & Analytical	257	263	252	266
Margins	28.1%	28.7%	25.6%	27.0%
Discrete Automation	124	144	109	134
Margins	18.5%	21.4%	17.6%	21.5%
Safety & Productivity	82	88	79	86
Margins	22.7%	24.3%	22.5%	24.7%
Intelligent Devices	$708	$761	$693	$765
Margins	23.7%	25.5%	23.1%	25.5%

Control Systems & Software	144	151	168	178
Margins	21.8%	22.8%	23.9%	25.2%
Test & Measurement	—	—	(88)	76
Margins			(24.7)%	21.4%
AspenTech	27	148	49	170
Margins	8.2%	46.1%	14.5%	50.0%
Software and Control	$171	$299	$129	$424
Margins	17.4%	30.4%	9.2%	30.3%

Corporate items and interest expense, net:
Stock compensation	(56)	(56)	(56)	(47)
Unallocated pension and postretirement costs	42	42	38	38
Corporate and other	(43)	(19)	(38)	(24)
Gain on subordinated interest	—	—	—	—
Loss on Copeland note receivable	—	—	(279)	—
Interest expense, net	(10)	—	(56)	—
Interest income from related party[1]	10	—	24	—
Pretax Earnings / Adjusted EBITA	$822	$1,027	$455	$1,156
Margins	20.8%	26.0%	10.4%	26.4%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,060		$1,189
Margins		26.9%		27.1%

[1] Represents interest on the Copeland note receivable through June 6, 2024.

Table 4 cont.

	Quarter Ended June 30,		Quarter Ended June 30,
	2023		2024
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$(1)	$21	$5
Measurement & Analytical	5	1	11	3
Discrete Automation	8	12	9	16
Safety & Productivity	7	(1)	6	1
Intelligent Devices	$42	$11	$47	$25

Control Systems & Software	6	1	6	4
Test & Measurement	—	—	139	25
AspenTech	121	—	121	—
Software and Control	$127	$1	$266	$29

Corporate	—	1	—	6	3
Total	$169	$13	$313	$60

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended June 30, 2023 and 2024, respectively.
[2] Restructuring and related costs includes $1 and $3 reported in cost of sales and selling, general and administrative expenses for the three months ended June 30, 2023 and 2024, respectively.
[3] Corporate restructuring of $6 for the three months ended June 30, 2024 includes $5 related to integration-related stock compensation expense attributable to NI.

	Quarter Ended June 30,
Depreciation and Amortization	2023	2024
Final Control	$39	$41
Measurement & Analytical	26	32
Discrete Automation	20	22
Safety & Productivity	15	14
Intelligent Devices	100	109

Control Systems & Software	22	26
Test & Measurement	—	150
AspenTech	123	122
Software and Control	145	298

Corporate	12	10
Total	$257	$417

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended June 30,
	2023	2024
Stock compensation (GAAP)	$(56)	$(56)
Integration-related stock compensation expense	—	9	1
Adjusted stock compensation (non-GAAP)	$(56)	$(47)

	Quarter Ended June 30,
	2023	2024
Corporate and other (GAAP)	$(43)	$(38)
Corporate restructuring and related costs	1	1
Acquisition / divestiture costs	38	13
National Instruments investment gain	(12)	—
AspenTech Micromine purchase price hedge	(3)	—
Adjusted corporate and other (non-GAAP)	$(19)	$(24)

[1] Integration-related stock compensation expense relates to NI and includes $5 reported as restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended June 30,
	2023	2024
Pretax earnings	$822	$455
Percent of sales	20.8%	10.4%
Interest expense, net	10	56
Interest income from related party[1]	(10)	(24)
Amortization of intangibles	169	313
Restructuring and related costs	13	60
Acquisition/divestiture fees and related costs	38	17
National Instruments investment gain	(12)	—
AspenTech Micromine purchase price hedge	(3)	—
Loss on Copeland note receivable	—	279
Adjusted EBITA	$1,027	$1,156
Percent of sales	26.0%	26.4%

	Quarter Ended June 30,
	2023	2024
GAAP earnings from continuing operations per share	$1.12	$0.60
Amortization of intangibles	0.15	0.35
Restructuring and related costs	0.02	0.08
Acquisition/divestiture fees and related costs	0.07	0.02
National Instruments investment gain	(0.02)	—
Interest income on undeployed proceeds from Copeland transaction	(0.05)	—
Loss on Copeland note receivable	—	0.38
Adjusted earnings from continuing operations per share	$1.29	$1.43
Less: AspenTech contribution to adjusted earnings per share	(0.11)	(0.14)
Adjusted earnings per share excluding AspenTech contribution	$1.18	$1.29

[1] Represents interest on the Copeland note receivable through June 6, 2024.

Table 6 cont.

Quarter Ended June 30, 2024
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$455		$88	$367	$23	$344	$0.60
Amortization of intangibles	313	1	74	239	40	199	0.35
Restructuring and related costs	60	2	14	46	—	46	0.08
Acquisition/divestiture fees and related costs	17		2	15	—	15	0.02
Loss on Copeland note receivable	279		62	217	—	217	0.38
Adjusted (non-GAAP)	$1,124		$240	$884	$63	$821	$1.43
Interest expense, net	56
Interest income from related party[4]	(24)
Adjusted EBITA (non-GAAP)	$1,156

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $3 reported in cost of sales and selling, general and administrative expenses.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable through June 6, 2024.

Table 7
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 57 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 43 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income and stock compensation.

Quarter Ended June 30, 2024
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$53	1	$8	$45
Other	(1)		(5)	4
Reported in Emerson consolidation (GAAP)	52		3	49	21	28	$0.05
Adjustments:
Amortization of intangibles	121	2	27	94	40	54	0.09
Adjusted (Non-GAAP)	$173		$30	$143	$61	$82	$0.14
Interest income	(14)	3
Stock compensation	11	3
Adjusted segment EBITA (non-GAAP)	$170

Reconciliation to Segment EBIT
Pre-tax earnings	$52
Interest income	(14)	3
Stock compensation	11	3
Segment EBIT (GAAP)	$49
Amortization of intangibles	121	2
Adjusted segment EBITA (non-GAAP)	$170

[1] Amount reflects AspenTech's pretax earnings for the three months ended June 30, 2024 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $48 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other	Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

2024 Q3 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	1%	1%	—%	2%
Measurement & Analytical	8%	1%	—%	9%
Discrete Automation	(8)%	2%	—%	(6)%
Safety & Productivity	(3)%	—%	—%	(3)%
Intelligent Devices	1%	1%	—%	2%
Control Systems & Software	6%	1%	—%	7%
Test & Measurement
AspenTech	7%	—%	—%	7%
Software and Control	42%	1%	(36)%	7%
Emerson	11%	1%	(9)%	3%

Nine Months Ended June 30, 2024 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	5%	1%	—%	6%
Measurement & Analytical	15%	1%	1%	17%
Discrete Automation	(5)%	—%	—%	(5)%
Safety & Productivity	—%	—%	—%	—%
Intelligent Devices	5%	1%	—%	6%
Control Systems & Software	9%	—%	1%	10%
Test & Measurement
AspenTech	11%	—%	—%	11%
Software and Control	51%	—%	(41)%	10%
Emerson	16%	1%	(10)%	7%

Underlying Growth Guidance	2024 Guidance
Reported (GAAP)	~15%
(Favorable) / Unfavorable FX	~0.5 pts
(Acquisitions) / Divestitures	~(9.5) pts
Underlying (non-GAAP)	~6%

2023 Q3 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$245	23.7%	$22	$(1)	$266	25.7%
Measurement & Analytical	257	28.1%	5	1	263	28.7%
Discrete Automation	124	18.5%	8	12	144	21.4%
Safety & Productivity	82	22.7%	7	(1)	88	24.3%
Intelligent Devices	$708	23.7%	$42	$11	$761	25.5%
Control Systems & Software	144	21.8%	6	1	151	22.8%
Test & Measurement	—	—%	—	—	—	—%
AspenTech	27	8.2%	121	—	148	46.1%
Software and Control	$171	17.4%	$127	$1	$299	30.4%

2024 Q3 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$253	24.2%	$21	$5	$279	26.8%
Measurement & Analytical	252	25.6%	11	3	266	27.0%
Discrete Automation	109	17.6%	9	16	134	21.5%
Safety & Productivity	79	22.5%	6	1	86	24.7%
Intelligent Devices	$693	23.1%	$47	$25	$765	25.5%
Control Systems & Software	168	23.9%	6	4	178	25.2%
Test & Measurement	(88)	(24.7)%	139	25	76	21.4%
AspenTech	49	14.5%	121	—	170	50.0%
Software and Control	$129	9.2%	$266	$29	$424	30.3%

Total Adjusted Segment EBITA	2023 Q3	2024 Q3
Pretax earnings (GAAP)	$822	$455
Margin	20.8%	10.4%
Corporate items and interest expense, net	57	367
Amortization of intangibles	169	313
Restructuring and related costs	12	54
Adjusted segment EBITA (non-GAAP)	$1,060	$1,189
Margin	26.9%	27.1%

Free Cash Flow	2023 Q3	2024 Q3	2024E ($ in billions)
Operating cash flow (GAAP)	$842	$1,067	~$3.2
Capital expenditures	(73)	(92)	~(0.4)
Free cash flow (non-GAAP)	$769	$975	~$2.8

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2024E figures are approximate, except where range is given.